                                                                  Exhibit (g)(7)

ADDENDUM No. 1 to the Reinsurance Agreement referred to as No.BA052-86 made between IDS LIFE INSURANCE COMPANY OF NEW YORK (hereinafter referred to as "the Company") and [name of reinsurance company] (hereinafter referred to as "the Reinsurer").

It is hereby declared and agreed that effective August 31, 1987 the above agreement shall be amended to add the Variable Universal Life Plan (VUL) and Other Insured Rider. Exhibit A-I (effective October 1, 1985) shall be cancelled and replaced by the attached Exhibit A-I (revised August 31, 1987).

The Variable Universal Life Plan and Other Insured Rider shall be reinsured under the terms and rates set out in the attached Exhibit C-I (effective August 31, 1987).

All other terms and conditions remain unaltered.

Made in duplicate and executed by both parties.

Signed for and on behalf of IDS LIFE INSURANCE COMPANY OF NEW YORK

/s/ Gerald D. Johnson
Albany, this                     day of                        , 19

and for and on behalf of [name of reinsurance company]

                               [signature]
Toronto, this                    day of                        , 19

                                                       EXHIBIT A-I
                                                       (Revised August 31, 1987)

                                BUSINESS COVERED

Effective Date:

October 1, 1985. The commencement dates for specific business are shown below.

Business Covered:

The policies, riders and supplementary benefits on the plans shown below with policy issue dates falling in the period that begins with the Commencement Date and ends with the Termination Date are covered subject to any limitations shown below or elsewhere in this Agreement.

Limitations:

1. All policies on lives with surnames commencing with the letters H to P inclusive are eligible for automatic and facultative coverage. (Policies on other lives may be offered on a facultative basis only. )

Plans, Riders and Benefits:

                                                                  Commencement        Termination
      Policies.                   Form No.   Limitations              Date               Date
      ---------                   --------   -----------          ------------        ------------
      Universal                   (UL50)     Lives II to P        October 1, 1985
      Life 50                                as in 1. above

      Universal                   (UL100)    As above             As above
      Life 100

      Variable Universal                     As above             August 31, 1987
      Life (VUL)

      Riders

      Other Insured Rider                    As above             August 31, 1987

      Supplementary Benefits

      Waiver of Premium                      As above             As above

                                                             EXHIBIT C-I
                                                     (Effective August 31, 1987)

                          VARIABLE UNIVERSAL LIFE (VUL)

                        INSTRUCTIONS FOR, ADMINISTRATION

1. BASIS OF REINSURANCE: The Company shall pay to the Reinsurer a premium based on the Company's current Monthly Cost of Insurance rates but not including any policy fee payable on the original policy.

      The premium rates set out in Exhibit C-I shall be payable monthly in advance, whatever the mode of payment of the premiums under the original insurance, and the Company shall continue to pay the appropriate premium to the Reinsurer as long as the cession is in force.

      On all cessions the due proportion of any extra premiums payable on account of additional mortality risk, whether for medical impairments, occupation, climate or other reason, shall be payable to the Reinsurer.

      For Waiver of Premium and Payor Death and Disability benefits, premiums shall be calculated on the amount reinsured it the same annual rate as is applicable to the original policy.

      All business will be reinsured on a Smoker/Non-smoker basis, and the Company will indicate to the Reinsurer any policy that is issued on a Non-smoker basis. If there is no such indication, the policy will be processed on a Smoker basis.

2. COMMISSIONS: The Reinsurer shall pay to the Company commissions on the premiums payable hereunder at the rates set out below:

                                          Non-Smoker          Smoker
                                          ----------          ------

                            First Year   [percentage]       [percentage]
      Years 2 through 10                 [percentage]       [percentage]
      Thereafter                         [percentage]       [percentage]

      Commissions for the Other Insured Rider will be the same as for the basic coverage.

      The above rates of commission shall apply to reinsurances of up to [dollar amount] and reinsurances over this amount shall be subject to individual consideration.

                                                     EXHIBIT C-I
                                                     (Effective August 31, 1987)
                                                     Page 2

3.    ALLOWANCES:

      (a)   On Flat Extra Premiums

            When a flat extra premium is payable for [number]years or less, an allowance of [percentage] of the gross extra charged by the Company will be made each year. When a flat extra premium is payable for more than [number] years, an allowance of [percentage] of the gross flat extra charged by the Company will be made in the first year and an allowance of [percentage] in each year thereafter.

      (b)   On Multiple Extra Premiums

            The same rates of commissions as those payable on the basic policy.

      (c)   Other Benefits and Ratings

            For Waiver of Premium, Payor Death and Disability, Occupational, Aviation and Residence Premiums an allowance of [percentage] of the gross premium charged by the Company in the first year will be paid and an allowance of [percentage] in each year thereafter.

4.    UNIVERSAL LIFE EXCHANGE PROGRAM

      Exchanges from Universal Life to Variable Universal Life, will be reinsured using point in scale Variable Universal Life cost of insurance rates and allowances.

                                                     EXHIBIT C-I
                                                     (Effective August 31, 1987)
                                                     Page 3

                    Monthly                                                                       Annual

            Current        Current        Current        Current                    Current      Current      Current      Current
             M  MS           M S           FE NS          FE S                       M  MS         M S         FE NS        FE S
            VOL COI        VOL COI        VOL COI        VOL COI                    VOL COI      VOL COI      VOL COI      VOL COI
   age       rates          rates          rates          rates         age          rates        rates        rates        rates
    0
    1
    2
    3
    4
    5
    6
    7
    8
    9
    10
    11
    12
    13
    14
    15
    16
    17
    18
    19
    20
    21
    22
    23
    24
    25
    26
    27
    28
    29
    30
    31
    32
    33
    34
    35
    36
    37
    38
    39
    40
    41
    42
    43
    44
    45
    46

                                                     EXHIBIT C-I
                                                     (Effective August 31@ 1987)
                                                     Page 4

    47
    48
    49
    50
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    65
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    91
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    99

                                                     EXHIBIT C-I
                                                     (Effective August 31, 1987)
                                                     Page 5

                               Monthly                                                        Annual
                quar-            quar-           quar-           quar-           quar-         quar-          quar-         quar-
                 M MS              M S           FE MS            FE S            M MS           M S          FE MS          FE S
              VUL COI          VUL COI         VUL COI         VUL COI         VUL COI       VUL COI        VUL COI       VUL COI
   age          rates            rates           rates           rates           rates         rates          rates         rates
     0
     1
     2
     3
     4
     5
     6
     7
     8
     9
    10
    11
    12
    13
    14
    15
    16
    17
    18
    19
    20
    21
    22
    23
    24
    25
    26
    27
    28
    29
    30
    31
    32
    33
    34
    35
    36
    37
    38
    39
    40
    41
    42
    43
    44
    45
    46
    47
    48

                                                     EXHIBIT C-1
                                                     (Effective August 31, 1987)
                                                     Page 6

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

                                                     EXHIBIT C-I
                                                     (Effective August 31, 1987)
                                                     Page 7

  OVER OF       MONTHLY DEDUCTION       MINIMUM PREMIUMS        ANNUAL         COST OF        INSURANCE         RATES FOR       WMD
   ISSUE               MALE                  FEMALE            ATTAINED                   MALE                        FEMALE
    AGE           MS           S           MS        S            AGE             MS              S                 MS           S
      5
      6
      7
      8
      9
     10
     11
     12
     13
     14
     15
     16
     17
     18
     19
     20
     21
     22
     23
     24
     25
     26
     27
     28
     29
     30
     31
     32
     33
     34
     35
     36
     37
     38
     39
     40
     41
     42
     43
     44
     45
     46
     47
     48
     49
     50
     51
     52
     53
     54
     55
     56
     57
     58
     59

                                                     EXHIBIT C-I
                                                     (Effective August 31, 1987)
                                                     Page 8

               VUL PREMIUM BASE FDE SURRENDER CHARGE                              SURRENDER CHARGE CAP FOR VUL
    age          M MS          M MS          FE MS          FE S     age         M MS          M S          FE MS        FE S
      0
      1
      2
      3
      4
      5
      6
      7
      8
      9
     10
     11
     12
     13
     14
     15
     16
     17
     18
     19
     20
     21
     22
     23
     24
     25
     26
     27
     28
     29
     30
     31
     32
     33
     34
     35
     36
     37
     38
     39
     40
     41
     42
     43
     44
     45
     46

                                                     EXHIBIT C-I
                                                     (Effective August 31, 1987)
                                                     Page 9

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

                                                     EXHIBIT C-I
                                                     (Effective August 31, 1987)
                                                     Page 10

Annual

MINIMUM PREMIUMS  FOR VUL'S DEATH BENEFIT GUAR
        (does not include policy fee or load)

    AGE          M MS          M S           FE MS          FE S
       0
       1
       2
       3
       4
       5
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      46

[logo]

September 1, 1987                                               MAILING ADDRESS
                                [address, city and state of reinsurance company]

Mr. Gerald D. Johnson
Vice President, Underwriting
IDS Life Insurance Company
IDS Tower
Minneapolis, MN 55474
USA

Dear Mr. Johnson

Please find enclosed our Addendum No.1 to Agreement BA052-86 to add the Variable Universal Life (VUL) plan and the Other Insured Rider.

If you find the Addendum satisfactory, please sign both copies and return one for our records.

If you have any questions concerning this, please feel free to contact Bill Dunn or myself.

Yours sincerely

[ILLEGIBLE]
[name]
[title]

JM/jm

Enclosure